UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2020

Annual Report

to Shareholders

DWS International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

31	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Small company stocks tend to be more volatile than medium-sized or large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS International Growth Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events leading up to or in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS International Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy and Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.

The Fund returned 19.22% and outperformed the 8.31% gain for its benchmark, the MSCI All Country World ex USA Index, in the 12-month period ended August 31, 2020. The Fund also outpaced the index in the five-, and 10-year periods ended on the same date.

Despite a dramatic downturn in February–March 2020, global equities posted positive returns over the past 12 months. Stocks delivered steady gains from the beginning of the reporting period through mid-January, as investor risk appetites were boosted the favorable backdrop of positive economic growth, accommodative central bank policies, and indications that the United States and China would resolve their trade dispute. However, these factors were overshadowed by the global spread of COVID-19 in the first quarter of 2020. The outlook for growth and corporate earnings deteriorated quickly as governments sought to counter the virus by shutting down large segments of their economies, and equities experienced a rapid downturn as investors sought safety amid

4	|	DWS International Growth Fund

the uncertainty. Global governments and central banks responded to these developments by providing stimulus of historic magnitude, which helped arrest the decline in stock prices in late March. These measures, together with hopes that the effects of the virus would be less extreme than first thought, contributed to a strong rally that lasted through the end of the period and allowed the index to close with a solid gain for the full 12 months.

The strength in foreign currencies relative to the U.S. dollar augmented returns for U.S. investors. The MSCI All Country World ex USA Index returned 4.20% when measured in local currencies, indicating that currency translation added 4.11 percentage points to the index’s performance.

“Our preference for growing companies was well suited for a time of accelerating change.”

The growth style outpaced value by a wide margin, which worked to the Fund’s favor given that the benchmark incorporates both the growth and value styles. The MSCI ACWI ex USA Growth Index returned 20.00% in the 12-month period, well ahead of the –3.15% return for the MSCI ACWI ex USA Value Index. Growth stocks, in general, continued to see high demand from investors searching for companies with the ability to deliver rising earnings despite challenging economic conditions.

Fund Performance

Stock selection was the primary driver of the Fund’s outperformance. In general, our preference for growing companies was well suited for a time of accelerating economic change. Our holdings exceeded the return of the corresponding benchmark components in every sector except for energy, where our returns were in-line with the larger category, and consumer discretionary. We produced the best results in financials and information technology, followed by communications services, industrials, and health care.

The exchange operator Deutsche Boerse AG was the top contributor in the financial sector. The company continued to demonstrate growth independent of broader economic trends, and it capitalized on elevated trading volumes stemming from market volatility and the extension of its product suite.

DWS International Growth Fund	|	5

Several holdings drove the fund’s outperformance in technology. NVIDIA Corp., which benefited from the combination of new product launches and accelerating growth in its data center and PC gaming businesses, was the top contributor in the sector. Positions in the Argentina-based IT services company Globant SA and the U.S. firm EPAM Systems, Inc. also helped performance. Both companies continued to benefit as corporations accelerated their investments in technology, leading to higher demand for digital services and solutions.

Outside of financials and technology, the Swiss contract pharmaceuticals producer Lonza Group AG was a notable outperformer. The company’s shares were boosted by robust demand in its core business and expectations that it will be a preferred manufacturer of COVID-19 vaccines and treatments. The Japanese company Daikin Industries Ltd., a leading global producer of HVAC systems, also performed well thanks to the combination of rising residential demand and the growing awareness about ventilation and air quality created by the coronavirus.

Consumer discretionary was the only sector where our holdings lagged by a notable margin. One of the key detractors was SMCP SA, a France-based apparel company affected by store closures stemming from both COVID-19 and protests in its core markets of France and Hong Kong. These factors, together with travel restrictions for Chinese consumers, also weighed on shares of Canada Goose Holdings, Inc.* Similarly, Compass Group PLC — while in our view a best-in-class operator in the contract catering industry — suffered from a large decline in business activity due to COVID-19 and continued limited visibility into the outlook for the return to school and work.

Pagseguro Digital Ltd. was the largest detractor outside of consumer discretionary. As the leading micro-merchant acquirer in the electronic payment space in Brazil, Pagseguro was hurt both by slowing consumer sales and the general underperformance of Brazil’s equity market.

Although stock selection is our primary focus, sector allocations also contributed to the Fund’s outperformance over the past 12 months. The Fund benefited from being overweight in information technology, the best performer among the 11 sectors in the index. An overweight in health care, which outperformed due in part to its low degree of sensitivity to economic trends, also aided results. The Fund was further helped by its underweight in energy, which experienced a 20%-plus loss and finished

6	|	DWS International Growth Fund

as the worst sector performer due to concerns about falling demand for oil.

Outlook and Positioning

An important outcome of the coronavirus was to pull economic activity forward and/or amplify trends that were already in place. In many cases, these changes were led by technological innovation, with meaningful impacts on customer preferences, behavioral patterns, and global supply chains. Generally speaking, younger and more agile firms with value-adding and often mission-critical solutions took advantage of the shifting circumstances by virtue of business models defined by low capital intensity, network effects, and economies of scale. The resulting disruptions revealed which companies could emerge as winners in the evolving economy, as well as those that may ultimately prove to be the losers. We believe these developments created a favorable environment for our investment approach, which seeks to identify companies with sustainable superior growth attributes supported by underlying secular tailwinds.

A unique aspect of the past year was the outperformance of growth stocks in both times of market stress and the ensuing relief rally. Valuations for the larger growth category rose to elevated levels as a result, but we believe that for many individual companies valuation expansion was a reflection of their favorable fundamental trends. In many cases, growth companies generated higher revenues through the slowdown even as top-line results for the overall market turned lower. We therefore believe companies with secular and value-enhancing growth drivers can continue to offer opportunities for long-term investors.

Despite the pandemic-induced spike in volatility and the related uncertainty surrounding corporate earnings growth, we did not meaningfully alter the portfolio’s structure. We maintained a focus on selecting the right type and mix of growth stocks for the portfolio, with an emphasis on businesses that can generate long-term growth irrespective of macroeconomic conditions. We found a number of these opportunities in the life sciences and tools, capital markets (such as alternative asset managers and exchanges), IT services (including electronic payments), and software industries. We aim to identify companies in these and other areas that are successfully advancing their digital transformation to foster improved efficiencies, higher productivity, more engaging customer

DWS International Growth Fund	|	7

experiences, and attractive business opportunities. Conversely, we maintained underweights in sectors where we continue to see structural challenges, such as energy, materials, and financials.

We believe the Fund remained well diversified at the geographic level. At the close of the period, the leading overweights were in Europe (Germany, France, Switzerland, and Ireland), and the largest underweights were in Japan and the United Kingdom. The emerging markets remained an area of interest since they represent the region with the strongest potential growth. As of the end of August, we retained a disciplined stance towards finding more reasonable price levels to add from our idea list given the quick recovery in global equities.

*	Not held at August 31, 2020.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Julia A. Merz, PhD, Assistant Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of October 10, 2019).

–	Joined DWS in 2015; previously, she served as an analyst for consumer discretionary for DWS in Frankfurt.

–	Portfolio Manager and Research Analyst for Global and US Growth Equities: NewYork.

–	Master’s Degree (“Diplom-Kauffrau”) in Business Administration and Japanese Studies from University of Mannheim;

–	PhD in Public Finance and Taxation (“Dr.rer.pol.”) from University of Cologne.

Mark Schumann, CFA, Director

Portfolio Manager of the Fund. Portfolio Manager of the Fund until October 9, 2019.

–	Joined DWS in 2003.

–	Portfolio Manager — European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS International Growth Fund

Terms to Know

The MSCI All Country (AC) World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

The MSCI ACWI ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 26 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories within the consumer discretionary sector include retailers, media, consumer services, consumer durables & apparel, and automobiles.

Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

DWS International Growth Fund	|	9

Performance Summary	August 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	19.22%	7.88%	7.82%
Adjusted for the Maximum Sales Charge (max 5.75% load)	12.37%	6.61%	7.18%
MSCI All Country World ex USA Index†	8.31%	5.75%	5.26%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	18.27%	7.08%	7.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	18.31%	7.08%	7.02%
MSCI All Country World ex USA Index†	8.31%	5.75%	5.26%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	18.89%	7.60%	7.53%
MSCI All Country World ex USA Index†	8.31%	5.75%	5.26%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 8/31/20
No Sales Charges		19.72%	9.77%
MSCI All Country World ex USA Index†		8.31%	7.06%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	19.60%	8.19%	8.11%
MSCI All Country World ex USA Index†	8.31%	5.75%	5.26%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	19.60%	8.24%	8.15%
MSCI All Country World ex USA Index†	8.31%	5.75%	5.26%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

10	|	DWS International Growth Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.24%, 1.97%, 1.58%, 0.98%, 0.94% and 0.86% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the Fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Prior to October 1, 2017, the Fund operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

DWS International Growth Fund	|	11

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	R6 Class commenced operations on June 1, 2016.

†

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
8/31/20	$40.84	$38.38	$40.51	$40.90	$40.87	$40.87
8/31/19	$34.50	$32.45	$34.23	$34.56	$34.53	$34.55

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$.27	$—	$.17	$.42	$.38	$.41

12	|	DWS International Growth Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/20	8/31/19
Common Stocks	95%	98%
Cash Equivalents	3%	2%
Preferred Stocks	1%	—
Exchange-Traded Funds	1%	—
Other Investments	0%	0%
Convertible Preferred Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	8/31/20	8/31/19
Information Technology	22%	16%
Health Care	18%	16%
Financials	14%	19%
Industrials	14%	15%
Consumer Discretionary	12%	15%
Consumer Staples	7%	7%
Communication Services	6%	5%
Materials	5%	5%
Energy	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/20	8/31/19
Germany	15%	11%
France	12%	14%
Switzerland	10%	10%
Japan	10%	9%
China	9%	8%
United States	8%	7%
Canada	7%	11%
Netherlands	5%	4%
Ireland	4%	4%
Sweden	3%	3%
United Kingdom	3%	4%
Brazil	2%	2%
Argentina	2%	2%
Taiwan	2%	1%
Singapore	2%	2%
Others	6%	8%
	100%	100%

DWS International Growth Fund	|	13

Ten Largest Equity Holdings at August 31, 2020 (25.0% of Net Assets)		Country	Percent
1	Lonza Group AG	Switzerland	3.8%
	Producer of chemicals and plastics
2	Deutsche Boerse AG	Germany	2.9%
	Provider of financial services
3	Brookfield Asset Management, Inc.	Canada	2.7%
	Asset management company focused on the real estate and power generation sectors
4	Alibaba Group Holding Ltd.	China	2.5%
	Provider of internet infrastructure, electronic commerce, online financial, and internet content services through its subsidiaries
5	Tencent Holdings Ltd.	China	2.4%
	Provider of Internet, mobile, and telicommunication value-added services
6	Nestle SA	Switzerland	2.4%
	Multinational company that markets a wide range of food products
7	Daikin Industries Ltd.	Japan	2.2%
	Manufacturer of air conditioning equipment
8	LVMH Moet Hennessy Louis Vuitton SE	France	2.1%
	Diversified luxury goods group
9	Experian PLC	Ireland	2.0%
	Offers credit and marketing services
10	EPAM Systems, Inc.	United States	2.0%
	Provider of software development services

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

14	|	DWS International Growth Fund

Investment Portfolio	as of August 31, 2020

	Shares	Value ($)
Common Stocks 94.4%
Argentina 1.9%
Globant SA* (Cost $3,136,952)	60,326	10,712,691

Brazil 1.6%

Magazine Luiza SA	179,453	3,053,501

Pagseguro Digital Ltd. “A”*	140,799	5,933,270

(Cost $5,623,554)		8,986,771

Canada 7.1%

Agnico Eagle Mines Ltd.	133,911	11,040,586

Alimentation Couche-Tard, Inc. “B”	177,200	5,783,267

Brookfield Asset Management, Inc. “A”	461,250	15,566,547

Canadian National Railway Co.	79,800	8,385,317

(Cost $20,527,942)		40,775,717

China 8.5%

Alibaba Group Holding Ltd. (ADR)*	50,000	14,351,500

Dada Nexus Ltd. (ADR)*	17,597	400,508

Minth Group Ltd.	490,633	1,645,952

Momo, Inc. (ADR)	104,200	2,125,680

New Oriental Education & Technology Group, Inc. (ADR)*	30,500	4,472,215

Ping An Healthcare and Technology Co., Ltd. 144A* (a)	69,900	1,019,161

Ping An Insurance (Group) Co. of China Ltd. “H”	1,042,500	11,104,020

Tencent Holdings Ltd.	201,300	13,778,954

(Cost $27,541,088)		48,897,990

France 11.2%

Airbus SE*	33,602	2,760,412

BNP Paribas SA*	60,000	2,618,091

Capgemini SE	41,400	5,730,945

Cie de Saint-Gobain*	85,600	3,471,083

LVMH Moet Hennessy Louis Vuitton SE	25,868	12,125,572

Orpea*	34,880	4,189,461

Schneider Electric SE	15,336	1,898,751

SMCP SA 144A* (a)	266,037	1,266,092

Teleperformance	32,267	9,949,907

TOTAL SE	188,000	7,425,979

VINCI SA	86,539	8,115,061

Vivendi SA	170,665	4,847,182

(Cost $61,271,758)		64,398,536

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	15

	Shares	Value ($)
Germany 13.8%

adidas AG*	10,230	3,108,150

Allianz SE (Registered)	44,250	9,585,299

BASF SE	63,200	3,850,931

Deutsche Boerse AG	86,889	16,424,338

Evonik Industries AG	200,920	5,826,360

Evotec SE*	185,660	4,962,886

Fresenius Medical Care AG & Co. KGaA	128,100	10,862,811

LANXESS AG	71,500	4,181,756

SAP SE	54,200	8,928,369

TeamViewer AG 144A*	209,823	11,360,299

(Cost $66,814,262)		79,091,199

Hong Kong 1.1%
Techtronic Industries Co., Ltd. (Cost $1,053,773)	517,001	6,564,076

Ireland 3.5%

Experian PLC	313,054	11,652,462

Kerry Group PLC “A”	64,070	8,410,374

(Cost $10,886,488)		20,062,836

Japan 9.4%

Daikin Industries Ltd.	68,400	12,893,415

Fast Retailing Co., Ltd.	10,300	6,153,840

Hoya Corp.	83,000	8,161,686

Kao Corp.	36,900	2,811,180

Keyence Corp.	25,400	10,475,117

MISUMI Group, Inc.	122,489	3,217,338

Pigeon Corp.	125,200	5,727,178

Shimadzu Corp.	139,900	4,180,555

(Cost $36,633,622)		53,620,309

Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $8,010,494)	180,900	8,223,419

Luxembourg 1.2%
Eurofins Scientific SE* (Cost $2,294,250)	8,720	6,988,679

Macau 0.6%
Sands China Ltd. (Cost $3,846,274)	747,600	3,299,001

Netherlands 5.0%

Adyen NV 144A*	1,900	3,203,787

ASML Holding NV	17,200	6,451,203

ING Groep NV*	534,868	4,342,890

Koninklijke Philips NV*	161,184	7,623,751

NXP Semiconductors NV	32,000	4,024,320

Prosus NV*	32,959	3,297,564

(Cost $25,239,879)		28,943,515

The accompanying notes are an integral part of the financial statements.

16	|	DWS International Growth Fund

	Shares	Value ($)
Norway 0.5%
Mowi ASA (Cost $1,537,178)	133,285	2,606,745

Singapore 1.6%
DBS Group Holdings Ltd. (Cost $9,563,255)	611,400	9,378,500

South Africa 1.1%
Naspers Ltd. “N” (Cost $7,542,377)	32,959	6,013,359

Sweden 3.0%

Assa Abloy AB “B”	94,500	2,185,022

Hexagon AB “B”*	34,839	2,522,966

Nobina AB 144A*	725,500	4,386,650

Spotify Technology SA* (b)	28,000	7,900,480

(Cost $11,435,584)		16,995,118

Switzerland 10.0%

Alcon, Inc.*	20,948	1,190,209

Julius Baer Group Ltd.	39,600	1,896,875

Lonza Group AG (Registered)	35,200	21,822,092

Nestle SA (Registered)	112,558	13,517,669

Novartis AG (Registered)	85,505	7,381,835

Roche Holding AG (Genusschein)	25,600	8,940,671

Zur Rose Group AG*	10,089	2,740,029

(Cost $29,982,053)		57,489,380

Taiwan 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $4,056,354)	670,000	9,738,936

United Kingdom 2.6%

Clinigen Group PLC	305,800	2,807,843

Compass Group PLC	225,250	3,659,604

Farfetch Ltd. “A”* (b)	132,200	3,660,618

Halma PLC	156,200	4,631,933

(Cost $11,472,900)		14,759,998

United States 7.6%

Activision Blizzard, Inc.	66,000	5,512,320

EPAM Systems, Inc.*	35,000	11,448,500

Marsh & McLennan Companies, Inc.	53,393	6,135,390

MasterCard, Inc. “A”	19,842	7,107,206

NVIDIA Corp.	10,743	5,747,290

Schlumberger NV	83,604	1,589,312

Thermo Fisher Scientific, Inc.	14,000	6,005,720

(Cost $16,664,752)		43,545,738
Total Common Stocks (Cost $365,134,789)		541,092,513

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	17

	Shares	Value ($)

Preferred Stocks 0.8%
Germany
Sartorius AG (Cost $2,367,721)	10,500	4,448,213

Convertible Preferred Stocks 0.2%
United States
Providence Service Corp. 5.5% (c) (Cost $572,300)	5,723	1,328,718

Other Investments 0.4%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	2,559,079

Exchange-Traded Funds 0.5%
iShares MSCI Japan ETF (Cost $2,708,231)	45,364	2,632,019

Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (d) (e) (Cost $856,135)	856,135	856,135

Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.09% (d) (Cost $18,294,365)	18,294,365	18,294,365

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $389,933,541)	99.6	571,211,042
Other Assets and Liabilities, Net	0.4	2,076,493

Net Assets	100.0	573,287,535

The accompanying notes are an integral part of the financial statements.

18	|	DWS International Growth Fund

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (d) (e)
21,057,950	—	20,201,815	(f)	—	—	262,889	—	856,135	856,135
Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.09% (d)
9,957,313	86,921,787	78,584,735		—	—	88,842	—	18,294,365	18,294,365
31,015,263	86,921,787	98,786,550		—	—	351,731	—	19,150,500	19,150,500

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at August 31, 2020 amounted to $1,053,283, which is 0.2% of net assets.

(b)	Listed on the New York Stock Exchange.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $258,478.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended August 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$10,712,691	$—	$—	$10,712,691
Brazil	8,986,771	—	—	8,986,771
Canada	40,775,717	—	—	40,775,717
China	48,897,990	—	—	48,897,990
France	64,398,536	—	—	64,398,536
Germany	79,091,199	—	—	79,091,199
Hong Kong	6,564,076	—	—	6,564,076
Ireland	8,410,374	11,652,462	—	20,062,836
Japan	53,620,309	—	—	53,620,309
Korea	8,223,419	—	—	8,223,419
Luxembourg	6,988,679	—	—	6,988,679
Macau	3,299,001	—	—	3,299,001
Netherlands	28,943,515	—	—	28,943,515
Norway	2,606,745	—	—	2,606,745
Singapore	9,378,500	—	—	9,378,500
South Africa	6,013,359	—	—	6,013,359
Sweden	16,995,118	—	—	16,995,118
Switzerland	57,489,380	—	—	57,489,380
Taiwan	9,738,936	—	—	9,738,936
United Kingdom	3,660,618	11,099,380	—	14,759,998
United States	43,545,738	—	—	43,545,738
Preferred Stocks	4,448,213	—	—	4,448,213
Convertible Preferred Stocks	—	—	1,328,718	1,328,718
Other Investments	—	2,559,079	—	2,559,079
Exchange-Traded Funds	2,632,019	—	—	2,632,019
Short-Term Investments (g)	19,150,500	—	—	19,150,500
Total	$544,571,403	$25,310,921	$1,328,718	$571,211,042

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

20	|	DWS International Growth Fund

Statement of Assets and Liabilities

as of August 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $370,783,041) — including $1,053,283 of securities loaned	$552,060,542
Investment in DWS Government & Agency Securities Portfolio (cost $856,135)*	856,135
Investment in DWS Central Cash Management Government Fund (cost $18,294,365)	18,294,365
Foreign currency, at value (cost $2,577,085)	2,488,032
Receivable for Fund shares sold	60,906
Dividends receivable	442,690
Interest receivable	2,243
Foreign taxes recoverable	682,139
Other assets	36,479
Total assets	574,923,531

Liabilities
Payable upon return of securities loaned	856,135
Payable for Fund shares redeemed	156,376
Accrued management fee	297,387
Accrued Directors’ fees	5,889
Other accrued expenses and payables	320,209
Total liabilities	1,635,996
Net assets, at value	$573,287,535

Net Assets Consist of
Distributable earnings (loss)	175,600,488
Paid-in capital	397,687,047
Net assets, at value	$573,287,535

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $258,478.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	21

Statement of Assets and Liabilities as of August 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($46,645,207 ÷ 1,142,162 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$40.84

Maximum offering price per share (100 ÷ 94.25 of $40.84)	$43.33
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,950,040 ÷ 50,810 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$38.38
Class R

Net Asset Value, offering and redemption price per share ($2,452,421 ÷ 60,539 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$40.51
Class R6

Net Asset Value, offering and redemption price per share ($14,858 ÷ 363.3 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$40.90
Class S

Net Asset Value, offering and redemption price per share ($515,645,070 ÷ 12,616,178 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$40.87
Institutional Class

Net Asset Value, offering and redemption price per share ($6,579,939 ÷ 160,984 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$40.87

The accompanying notes are an integral part of the financial statements.

22	|	DWS International Growth Fund

Statement of Operations

for the year ended August 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $877,351)	$7,015,510
Income distributions — DWS Central Cash Management Government Fund	88,842
Non cash dividends	2,781,582 *
Securities lending income, net of borrower rebates	262,889
Total income	10,148,823
Expenses:

Management fee	3,265,626
Administration fee	519,095
Services to shareholders	702,453
Distribution and service fees	139,017
Custodian fee	68,028
Professional fees	97,182
Reports to shareholders	68,196
Registration fees	78,520
Directors’ fees and expenses	21,340
Other	46,110
Total expenses before expense reductions	5,005,567
Expense reductions	(2,175)
Total expenses after expense reductions	5,003,392
Net investment income (loss)	5,145,431

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	3,317,919
Foreign currency	(151,327)

3,166,592
Change in net unrealized appreciation (depreciation) on:

Investments	86,919,445
Foreign currency	49,628
86,969,073
Net gain (loss)	90,135,665
Net increase (decrease) in net assets resulting from operations	$95,281,096

*	Represents non-recurring non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	23

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$5,145,431	$5,363,658
Net realized gain (loss)	3,166,592	(5,172,578)
Change in net unrealized appreciation (depreciation)	86,969,073	(617,203)
Net increase (decrease) in net assets resulting from operations	95,281,096	(426,123)
Distributions to shareholders:

Class A	(334,125)	(418,882)
Class C	—	(7,298)
Class R	(11,705)	(16,316)
Class R6	(152)	(142)
Class S	(5,100,720)	(5,380,009)
Institutional Class	(53,387)	(162,486)
Total distributions	(5,500,089)	(5,985,133)
Fund share transactions:

Proceeds from shares sold	13,557,354	11,181,660
Reinvestment of distributions	5,178,429	5,650,364
Payments for shares redeemed	(63,843,688)	(75,359,236)
Net increase (decrease) in net assets from Fund share transactions	(45,107,905)	(58,527,212)
Increase (decrease) in net assets	44,673,102	(64,938,468)
Net assets at beginning of period	528,614,433	593,552,901

Net assets at end of period	$573,287,535	$528,614,433

The accompanying notes are an integral part of the financial statements.

24	|	DWS International Growth Fund

Financial Highlights

	Years Ended August 31,
Class A	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$34.50	$34.79	$33.55	$28.76		$28.49
Income (loss) from investment operations:

Net investment income (loss)[a]	.26	.24	.26	.04		.01
Net realized and unrealized gain (loss)	6.35	(.25)	1.05	4.75		.26
Total from investment operations	6.61	(.01)	1.31	4.79		.27
Less distributions from:
Net investment income	(.27)	(.28)	(.07)	—		—
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$40.84	$34.50	$34.79	$33.55		$28.76
Total Return (%)[b,c]	19.22	.16	3.91	16.66		.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	46	55	51		55
Ratio of expenses before expense reductions (%)	1.22	1.24	1.26	1.53		1.51
Ratio of expenses after expense reductions (%)	1.22	1.24	1.25	1.40		1.45
Ratio of net investment income (loss) (%)	.72	.73	.73	.14		.05
Portfolio turnover rate (%)	13	12	73	68		39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	25

	Years Ended August 31,
Class C	2020		2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$32.45		$32.70	$31.71	$27.38	$27.33
Income (loss) from investment operations:

Net investment income (loss)[a]	(.00	)*	(.02)	.01	(.17)	(.19)
Net realized and unrealized gain (loss)	5.93		(.16)	.98	4.50	.24
Total from investment operations	5.93		(.18)	.99	4.33	.05
Less distributions from:
Net investment income	—		(.07)	—	—	—
Redemption fees	—		—	—	.00 *	.00 *
Net asset value, end of period	$38.38		$32.45	$32.70	$31.71	$27.38
Total Return (%)[b,c]	18.27		(.51)	3.12	15.81	.18

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	4	15	20
Ratio of expenses before expense reductions (%)	2.01		1.97	1.99	2.26	2.24
Ratio of expenses after expense reductions (%)	2.01		1.96	1.98	2.15	2.20
Ratio of net investment income (loss) (%)	(.01)		(.05)	.02	(.60)	(.71)
Portfolio turnover rate (%)	13		12	73	68	39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS International Growth Fund

	Years Ended August 31,
Class R	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$34.23	$34.50	$33.30	$28.62	$28.42
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.15	.15	(.02)	(.06)
Net realized and unrealized gain (loss)	6.28	(.22)	1.05	4.70	.26
Total from investment operations	6.45	(.07)	1.20	4.68	.20
Less distributions from:
Net investment income	(.17)	(.20)	—	—	—
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$40.51	$34.23	$34.50	$33.30	$28.62
Total Return (%)[b]	18.89	(.07)	3.60	16.35	.70

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	4
Ratio of expenses before expense reductions (%)	1.57	1.58	1.59	1.87	1.84
Ratio of expenses after expense reductions (%)	1.50	1.49	1.53	1.64	1.70
Ratio of net investment income (loss) (%)	.47	.46	.45	(.06)	(.21)
Portfolio turnover rate (%)	13	12	73	68	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	27

	Years Ended August 31,				Period Ended
Class R6	2020	2019	2018	2017	8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$34.56	$34.85	$33.56	$28.74	$28.41
Income (loss) from investment operations:

Net investment income (loss)[b]	.39	.31	.44	.13	(.00	)***
Net realized and unrealized gain (loss)	6.37	(.20)	1.01	4.73	.33
Total from investment operations	6.76	.11	1.45	4.86	.33
Less distributions from:
Net investment income	(.42)	(.40)	(.16)	(.04)	—
Net asset value, end of period	$40.90	$34.56	$34.85	$33.56	$28.74
Total Return (%)[c]	19.68	.59	4.33	16.94	1.16	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	15	12	63	12	10
Ratio of expenses before expense reductions (%)	.97	.98	.89	1.32	1.22	*
Ratio of expenses after expense reductions (%)	.83	.83	.84	1.14	1.20	*
Ratio of net investment income (loss) (%)	1.08	.94	1.26	.44	(.05	)*
Portfolio turnover rate (%)	13	12	73	68	39	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS International Growth Fund

	Years Ended August 31,
Class S	2020	2019	2018		2017		2016

Selected Per Share Data
Net asset value, beginning of period	$34.53	$34.82	$33.56		$28.74		$28.40
Income (loss) from investment operations:

Net investment income (loss)[a]	.36	.34	.36		.13		.08
Net realized and unrealized gain (loss)	6.36	(.26)	1.06		4.73		.26
Total from investment operations	6.72	.08	1.42		4.86		.34
Less distributions from:
Net investment income	(.38)	(.37)	(.16)		(.04)		(.00	)*
Redemption fees	—	—	—		.00	*	.00	*
Net asset value, end of period	$40.87	$34.53	$34.82		$33.56		$28.74
Total Return (%)	19.57	.48	4.23	[b]	16.94	[b]	1.20	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	516	473	517		538		521
Ratio of expenses before expense reductions (%)	.92	.94	.95		1.22		1.21
Ratio of expenses after expense reductions (%)	.92	.94	.94		1.15		1.20
Ratio of net investment income (loss) (%)	1.01	1.04	1.04		.41		.30
Portfolio turnover rate (%)	13	12	73		68		39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	29

	Years Ended August 31,
Institutional Class	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$34.55	$34.85	$33.58	$28.75		$28.40
Income (loss) from investment operations:

Net investment income (loss)[a]	.33	.37	.37	.14		.11
Net realized and unrealized gain (loss)	6.40	(.28)	1.08	4.74		.24
Total from investment operations	6.73	.09	1.45	4.88		.35
Less distributions from:
Net investment income	(.41)	(.39)	(.18)	(.05)		(.00	)*
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$40.87	$34.55	$34.85	$33.58		$28.75
Total Return (%)	19.60	.53	4.31	17.00	[b]	1.24	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	14	16		14
Ratio of expenses before expense reductions (%)	.91	.86	.87	1.11		1.17
Ratio of expenses after expense reductions (%)	.91	.86	.87	1.10		1.16
Ratio of net investment income (loss) (%)	.93	1.12	1.07	.48		.39
Portfolio turnover rate (%)	13	12	73	68		39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS International Growth Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth Fund (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS International Growth Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity,

32	|	DWS International Growth Fund

coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of August 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

DWS International Growth Fund	|	33

Remaining Contractual Maturity of the Agreements as of August 31, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$856,135	$—	$—	$258,478	$1,114,613
Gross amount of recognized liabilities for securities lending transactions					$1,114,613

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $9,891,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2020 and has determined that no provision for income tax and/ or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

34	|	DWS International Growth Fund

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$4,781,745
Capital loss carryforwards	$(9,891,000)
Net unrealized appreciation (depreciation) on all securities	$180,765,836

At August 31, 2020, the aggregate cost of investments for federal income tax purposes was $390,445,206. The net unrealized appreciation for all investments based on tax cost was $180,765,836. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $209,104,285 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $28,338,449.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from ordinary income*	$5,500,089	$5,985,133

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the

DWS International Growth Fund	|	35

funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $64,194,276 and $119,331,698, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from September 1, 2019 through September 30, 2019 (through November 30, 2019 for Class R shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

36	|	DWS International Growth Fund

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R	1.49%
Class R6	0.99%
Class S	0.99%
Institutional Class	0.99%

In addition, for the period from September 1, 2019 through August 31, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.83%.

Effective October 1, 2019 through September 30, 2020 (December 1, 2019 through November 30, 2020 for Class R shares) the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.26%
Class C	2.01%
Class R	1.51%
Class R6	1.01%
Class S	1.01%
Institutional Class	1.01%

For the year ended August 31, 2020, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$657
Class C	76
Class R	1,424
Class R6	18
$2,175

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and

DWS International Growth Fund	|	37

accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2020, the Administration Fee was $519,095, of which $46,484 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2020
Class A	$19,022	$3,116
Class C	955	154
Class R	387	57
Class R6	21	4
Class S	256,330	41,730
Institutional Class	504	87
	$277,219	$45,148

In addition, for the year ended August 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$54,286
Class C	3,422
Class R	5,626
Class S	262,864
Institutional Class	4,924
$331,122

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of the average daily net assets of each of Class C and R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Services

38	|	DWS International Growth Fund

Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2020
Class C	$16,095	$1,214
Class R	5,849	510
	$21,944	$1,724

In addition, DDI provides information and administrative services for a fee (“Servicing Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2020	Annual Rate
Class A	$105,916	$17,326	.24%
Class C	5,319	1,089	.25%
Class R	5,838	962	.25%
	$117,073	$19,377

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2020 aggregated $1,692.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2020, the CDSC for Class C shares aggregated $99. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,808, of which $7,232 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS International Growth Fund	|	39

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	78,949	$2,866,710	141,451	$4,515,842
Class C	4,148	143,148	6,273	188,888
Class R	4,834	173,897	13,982	450,635
Class R6	—	—	12	392
Class S	176,956	6,566,693	108,000	3,577,610
Institutional Class	103,780	3,806,906	70,409	2,448,293
		$13,557,354		$11,181,660

40	|	DWS International Growth Fund

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	8,159	$305,313	13,681	$385,118
Class C	—	—	265	7,036
Class R	315	11,705	581	16,256
Class R6	4.1	152	5	142
Class S	128,681	4,809,224	180,741	5,082,372
Institutional Class	1,392	52,035	5,668	159,440
		$5,178,429		$5,650,364

Shares redeemed
Class A	(268,983)	$(9,512,836)	(418,914)	$(13,791,083)
Class C	(32,804)	(1,090,776)	(53,405)	(1,651,243)
Class R	(20,512)	(723,565)	(26,677)	(864,101)
Class R6	—	—	(1,465)	(50,636)
Class S	(1,402,074)	(50,182,494)	(1,419,032)	(46,513,842)
Institutional Class	(68,040)	(2,334,017)	(362,398)	(12,488,331)
		$(63,843,688)		$(75,359,236)

Net increase (decrease)
Class A	(181,875)	$(6,340,813)	(263,782)	$(8,890,123)
Class C	(28,656)	(947,628)	(46,867)	(1,455,319)
Class R	(15,363)	(537,963)	(12,114)	(397,210)
Class R6	4.1	152	(1,448)	(50,102)
Class S	(1,096,437)	(38,806,577)	(1,130,291)	(37,853,860)
Institutional Class	37,132	1,524,924	(286,321)	(9,880,598)
		$(45,107,905)		$(58,527,212)

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS International Growth Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS International Growth Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended August 31, 2016, August 31, 2017 and August 31, 2018, were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

42	|	DWS International Growth Fund

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 28, 2020

DWS International Growth Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R and Class R6 shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2020 to August 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS International Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,172.60	$1,168.00	$1,170.80	$1,174.90	$1,174.40	$1,174.40
Expenses Paid per $1,000*	$6.55	$10.95	$8.24	$4.54	$4.97	$5.03

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,019.10	$1,015.03	$1,017.55	$1,020.96	$1,020.56	$1,020.51
Expenses Paid per $1,000*	$6.09	$10.18	$7.66	$4.22	$4.62	$4.67

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS International Growth Fund	1.20%	2.01%	1.51%	.83%	.91%	.92%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS International Growth Fund	|	45

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2020, qualified for the dividends received deduction.

For federal Income tax purposes, the Fund designates $11,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $657,039 and earned $4,985,172 of foreign source income year during the year ended August 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.36 per share as income earned from foreign sources for the year ended August 31, 2020.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS International Growth Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS International Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS International Growth Fund	|	47

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

48	|	DWS International Growth Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

DWS International Growth Fund	|	49

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

50	|	DWS International Growth Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International Growth Fund	|	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

52	|	DWS International Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS International Growth Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

54	|	DWS International Growth Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

DWS International Growth Fund	|	55

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS International Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS International Growth Fund	|	57

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

58	|	DWS International Growth Fund

Notes

Notes

Notes

Notes

Notes

DIGF-2

(R-023989-10 10/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS International Growth Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$63,933	$0	$8,989	$0
2019	$63,933	$0	$7,961	$11,250

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,989	$625,431	$0	$634,420
2019	$19,211	$740,482	$0	$759,693

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Growth Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2020